Acquisition of Fiberblaze (Tables)	12 Months Ended
Dec. 31, 2014
Acquisition of Fiberblaze [Abstract]
Summary of the major classes of consideration transferred

The following table summarizes the major classes of consideration transferred, and the recognized amounts of assets acquired and liabilities assumed at the acquisition date:

US$ thousands

Cash	10,161
Contingent consideration (i)(a)	3,796
Contingent consideration (i)(b)	887
Total purchase price	14,844

(i)

Contingent consideration

Silicom has agreed to pay the selling shareholders additional milestones-based contingent consideration which is classified as a financial liability, 90% in cash and 10% in options to ordinary shares of the Company as described below:

(a)
Pursuant to the terms of the share purchase agreement (hereinafter – SPA) between the Company and Fiberblaze selling shareholders, the Company is obligated to pay to Fiberblaze's selling shareholders a contingent payment upon the attainment of future performance milestones relating to Fiberblaze revenues until August 31, 2015. In connection with this contingent payment consideration, at the closing date, the Company recorded an estimated liability of US$ 3,796 thousand. At December 31, 2014 the fair value of the contingent consideration has increased to US$ 3,833 thousand, an increase that reflects the changes related to the time value of the liability since the date of acquisition.

(b)
Pursuant to the terms of the SPA between the Company and Fiberblaze selling shareholders, the Company is obligated to pay to Fiberblaze's selling shareholders a contingent payment upon the attainment of future performance milestones relating to Fiberblaze's achievement of design wins until August 31, 2015. In connection with this contingent payment consideration, at the closing date, the Company recorded an estimated liability of US$ 887 thousand. At December 31, 2014 the fair value of the contingent consideration has increased to US$ 895 thousand, an increase that reflects the changes related to the time value of the liability since the date of acquisition.

(c)
Pursuant to the terms of the SPA, the options to ordinary shares will be valued based on the fair market value of such options on the date of their grant according to the Black and Scholes model, will vest in three equal tranches over three years, with the first tranche vesting one year following August 31, 2015, and will have an exercise price equal to the closing trading price of the Company's Ordinary Shares on the Nasdaq Stock Exchange on the date of grant.

Schedule of purchase price allocation

Under the purchase method prescribed by ASC 805, the purchase price is allocated to net tangible assets, identifiable intangible assets, with any remainder allocated to goodwill:

US$ thousands

Cash and cash equivalents	113
Trade and other receivables	764
Inventories	1,116
Fixed assets	29
Trade and other payables	(854)
Customer relationships	540
Current technology	1,456
Deferred tax liability	(562)
Goodwill	12,242
Total purchase price	14,844

Schedule of aggregate cash flows derived as a result of acquisition

The aggregate cash flows derived for the Company as a result of the acquisition:

US$ thousands

Cash and cash equivalents paid	10,161
Cash and cash equivalents of the subsidiary	(113)
Purchase price paid in cash, net	10,048

Schedule of goodwill recognition as a result of acquisition	Goodwill was recognized as a result of the acquisition as follows:
US$ thousands

Consideration transferred	14,844
Fair value of identifiable net assets	(2,602)
Total goodwill	12,242